Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues increased six percent year-over-year to $121.1 million; GAAP earnings were $0.24 per diluted share; non-GAAP earnings were $0.40 per diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--October 29, 2020--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2020. Net revenues for the third quarter were $121.1 million, up 13 percent compared to the prior quarter and up six percent from the third quarter of 2019. Net income for the third quarter was $14.8 million or $0.24 per diluted share compared to $0.22 per diluted share in the prior quarter and $0.29 per diluted share in the third quarter of 2019. (Per-share measures for all periods have been adjusted for the 2:1 stock split effected as a stock dividend in August 2020.) Cash flow from operations for the third quarter was $16.2 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the third quarter of 2020 was $24.2 million or $0.40 per diluted share compared with $0.33 per diluted share in the prior quarter and $0.39 per diluted share in the third quarter of 2019. A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Third-quarter revenues exceeded our expectations as we saw continued growth in fast charging for mobile devices as well as improved demand from the appliance market. Distribution sell-through strengthened considerably compared to the prior quarter, and we expect healthy sequential revenue growth in the fourth quarter. At the midpoint of our fourth-quarter revenue range, we would achieve double-digit revenue growth for the full year.”

Power Integrations paid a cash dividend of $0.11 per share (post-split) on September 30, 2020. The company will pay another dividend of $0.11 per share on December 31, 2020 to stockholders of record as of November 30, 2020.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2020:

  Revenues are expected to be $130 million plus or minus $5 million.
  GAAP gross margin is expected to be approximately 49 percent, and non-GAAP gross margin is expected to be approximately 50 percent. (The difference between the expected GAAP and non-GAAP gross margins comprises approximately 0.6 percentage points from amortization of acquisition-related intangible assets and 0.4 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $45 million; non-GAAP operating expenses are expected to be approximately $37 million. (Non-GAAP expenses are expected to exclude approximately $7.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: http://www.directeventreg.com/registration/event/5339866. A webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2020. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
NET REVENUES	$121,129	$106,832	$114,159	$337,625	$306,212

COST OF REVENUES	61,560	53,296	56,028	168,040	151,035

GROSS PROFIT	59,569	53,536	58,131	169,585	155,177

OPERATING EXPENSES:
Research and development	20,868	19,770	17,957	59,790	55,172
Sales and marketing	13,442	12,807	13,074	39,465	38,479
General and administrative	10,302	7,804	9,224	26,867	26,948
Amortization of acquisition-related intangible assets	216	230	378	703	1,199
Total operating expenses	44,828	40,611	40,633	126,825	121,798

INCOME FROM OPERATIONS	14,741	12,925	17,498	42,760	33,379

OTHER INCOME	877	1,480	1,078	4,134	3,540

INCOME BEFORE INCOME TAXES	15,618	14,405	18,576	46,894	36,919

PROVISION FOR INCOME TAXES	798	1,213	1,477	2,996	1,742

NET INCOME	$14,820	$13,192	$17,099	$43,898	$35,177

EARNINGS PER SHARE:
Basic	$0.25	$0.22	$0.29	$0.74	$0.60
Diluted	$0.24	$0.22	$0.29	$0.72	$0.59

SHARES USED IN PER-SHARE CALCULATION:
Basic	59,823	59,712	58,770	59,582	58,426
Diluted	60,852	60,624	59,732	60,668	59,418

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Stock-based compensation expenses included in:
Cost of revenues	$602	$252	$280	$1,250	$824
Research and development	2,976	2,351	1,893	7,436	5,669
Sales and marketing	1,900	1,258	1,211	4,550	3,413
General and administrative	3,880	2,120	1,722	8,813	5,103
Total stock-based compensation expense	$9,358	$5,981	$5,106	$22,049	$15,009

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$799	$799	$940	$2,397	$2,528

	Three Months Ended			Nine Months Ended
REVENUE MIX BY END MARKET	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Communications	32%	28%	29%	28%	24%
Computer	9%	6%	5%	6%	5%
Consumer	31%	31%	32%	34%	36%
Industrial	28%	35%	34%	32%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$59,569	$53,536	$58,131	$169,585	$155,177
GAAP gross margin	49.2%	50.1%	50.9%	50.2%	50.7%

Stock-based compensation included in cost of revenues	602	252	280	1,250	824
Amortization of acquisition-related intangible assets	799	799	940	2,397	2,528

Non-GAAP gross profit	$60,970	$54,587	$59,351	$173,232	$158,529
Non-GAAP gross margin	50.3%	51.1%	52.0%	51.3%	51.8%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF OPERATING EXPENSES	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP operating expenses	$44,828	$40,611	$40,633	$126,825	$121,798

Less:Stock-based compensation expense included in operating expenses
Research and development	2,976	2,351	1,893	7,436	5,669
Sales and marketing	1,900	1,258	1,211	4,550	3,413
General and administrative	3,880	2,120	1,722	8,813	5,103
Total	8,756	5,729	4,826	20,799	14,185

Amortization of acquisition-related intangible assets	216	230	378	703	1,199

Non-GAAP operating expenses	$35,856	$34,652	$35,429	$105,323	$106,414

	Three Months Ended			Nine Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP income from operations	$14,741	$12,925	$17,498	$42,760	$33,379
GAAP operating margin	12.2%	12.1%	15.3%	12.7%	10.9%

Add:Total stock-based compensation	9,358	5,981	5,106	22,049	15,009
Amortization of acquisition-related intangible assets	1,015	1,029	1,318	3,100	3,727

Non-GAAP income from operations	$25,114	$19,935	$23,922	$67,909	$52,115
Non-GAAP operating margin	20.7%	18.7%	21.0%	20.1%	17.0%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP provision for income taxes	$798	$1,213	$1,477	$2,996	$1,742
GAAP effective tax rate	5.1%	8.4%	8.0%	6.4%	4.7%

Tax effect of adjustments to GAAP results	(971)	(272)	(266)	(1,994)	(1,902)

Non-GAAP provision for income taxes	$1,769	$1,485	$1,743	$4,990	$3,644
Non-GAAP effective tax rate	6.8%	6.9%	7.0%	6.9%	6.5%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP net income	$14,820	$13,192	$17,099	$43,898	$35,177

Adjustments to GAAP net income
Stock-based compensation	9,358	5,981	5,106	22,049	15,009
Amortization of acquisition-related intangible assets	1,015	1,029	1,318	3,100	3,727
Tax effect of items excluded from non-GAAP results	(971)	(272)	(266)	(1,994)	(1,902)

Non-GAAP net income	$24,222	$19,930	$23,257	$67,053	$52,011

Average shares outstanding for calculation
of non-GAAP net income per share (diluted)	60,852	60,624	59,732	60,668	59,418

Non-GAAP net income per share (diluted)	$0.40	$0.33	$0.39	$1.11	$0.88

GAAP net income per share	$0.24	$0.22	$0.29	$0.72	$0.59

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2020	June 30, 2020	December 31, 2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$232,014	$251,325	$178,690
Short-term marketable securities	211,926	194,556	232,398
Accounts receivable, net	29,447	12,872	24,274
Inventories	104,805	103,963	90,380
Prepaid expenses and other current assets	14,755	14,512	15,597
Total current assets	592,947	577,228	541,339

PROPERTY AND EQUIPMENT, net	147,719	138,572	116,619
INTANGIBLE ASSETS, net	13,582	14,658	16,865
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	2,660	1,514	2,836
OTHER ASSETS	27,311	29,956	34,388
Total assets	$876,068	$853,777	$803,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$43,623	$42,871	$27,433
Accrued payroll and related expenses	12,892	14,365	13,408
Taxes payable	379	363	584
Other accrued liabilities	9,357	7,156	9,051
Total current liabilities	66,251	64,755	50,476

LONG-TERM LIABILITIES:
Income taxes payable	15,497	15,329	14,617
Deferred tax liabilities	87	121	164
Other liabilities	14,436	14,100	14,093
Total liabilities	96,271	94,305	79,350

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	181,192	168,470	152,117
Accumulated other comprehensive loss	(2,355)	(1,720)	(3,130)
Retained earnings	600,932	592,694	575,531
Total stockholders' equity	779,797	759,472	724,546
Total liabilities and stockholders' equity	$876,068	$853,777	$803,896

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,820	$13,192	$17,099	$43,898	$35,177
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	6,002	5,581	4,831	17,071	14,262
Amortization of intangible assets	1,076	1,090	1,357	3,283	3,840
Loss on disposal of property and equipment	19	262	62	311	214
Stock-based compensation expense	9,358	5,981	5,106	22,049	15,009
Amortization of premium (accretion of discount) on marketable securities	204	167	(66)	525	(296)
Deferred income taxes	(1,179)	184	(381)	100	1,278
Increase in accounts receivable allowances for credit losses	309	-	-	155	57
Change in operating assets and liabilities:
Accounts receivable	(16,884)	7,725	(351)	(5,328)	(14,804)
Inventories	(842)	(7,330)	487	(14,425)	(7,853)
Prepaid expenses and other assets	2,041	8,084	580	6,133	(3,034)
Accounts payable	504	(2,967)	(6,789)	6,365	(2,636)
Taxes payable and other accrued liabilities	801	4,684	(91)	(864)	1,126
Net cash provided by operating activities	16,229	36,653	21,844	79,273	42,340

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(14,116)	(10,019)	(5,977)	(35,738)	(14,325)
Proceeds from sale of property and equipment	-	331	-	331	-
Acquisition of technology licenses	-	-	(100)	-	(351)
Purchases of marketable securities	(46,239)	(2,989)	(80,864)	(66,066)	(135,288)
Proceeds from sales and maturities of marketable securities	28,033	43,015	46,762	86,995	66,184
Net cash provided by (used in) investing activities	(32,322)	30,338	(40,179)	(14,478)	(83,780)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	3,364	769	4,005	9,662	9,683
Repurchase of common stock	-	(623)	-	(2,636)	(7,302)
Payments of dividends to stockholders	(6,582)	(6,271)	(4,999)	(18,497)	(14,916)
Net cash used in financing activities	(3,218)	(6,125)	(994)	(11,471)	(12,535)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,311)	60,866	(19,329)	53,324	(53,975)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	251,325	190,459	99,491	178,690	134,137

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$232,014	$251,325	$80,162	$232,014	$80,162

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com